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                                                                  Exhibit 23.2


                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 8, 2002, in the Registration Statement (Form S-4 No. 333-82700) and the related Prospectus of Compass Minerals Group, Inc. dated April 23, 2002.

                                                          /s/ ERNST & YOUNG LLP


Kansas City, Missouri
April 22, 2002